UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

OTTAWA SAVINGS BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51367	20-3074627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street

Ottawa, IL 61350

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 815-433-2525

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events.

Item 8.01—Other Events.

On November 20, 2008, Ottawa Savings Bancorp, Inc. issued a press release announcing the declaration of a cash dividend of $0.05 per share, which was declared by its Board of Directors on November 19, 2008. The dividend will be payable on or about December 19, 2008 to stockholders of record as of December 5, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit
99.1	Press Release dated November 20, 2008 of Ottawa Savings Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2008

OTTAWA SAVINGS BANCORP, INC.

By:	/s/ Gary L. Ocepek
Name:	Gary L. Ocepek
Title:	CHIEF EXECUTIVE OFFICER

3